Exhibit 99.2

                Certification Pursuant to 18 U.S.C. Section 1350,

                             as Adopted Pursuant to

                  Section 906 of the Sarbanes-Oxley Act of 2002

           In connection with the Annual Report on Form 10-K of Bremer
Financial Corporation (the "Company") for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on March 21, 2003 (the "Periodic Report")and as amended on Form 10K/A filed on May 13, 2003, I, Stan K. Dardis , Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 13, 2003                        /s/Stan K. Dardis
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                                              Stan K. Dardis
                                              Chief Executive Officer
                                              Bremer Financial Corporationr